Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global Clean Energy, Inc. (the "Company") on Form 10-K for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on October 13, 2009 (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

October 13, 2009
                                            /s/ Yasser Ahmad
                                            ------------------------------------
                                            Yasser Ahmad
                                            Chief Financial Officer
                                            (Principal Financial Officer)